Exhibit 10.8

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (the "Agreement"), dated this 18th day of June 2020, by and between Kisses From Italy Inc. (the "Company"), and Denis Senecal ("Holder"), whose address is 866 Du- Rivage, St. Antoine-Sur Richelieu, Quebec, Canada JOL 1R0, who hereby agree as follows:

R E C I T A L S

WHEREAS, Holder has been issued shares of Company’s Common Stock (the “Shares”), which Shares are being issued pursuant to terms set forth in the ‘Distribution – Financing-Lead Generation Agreement’; and

WHEREAS, Holder has been granted certain registration rights under certain circumstances, wherein the Company has granted Holder the right to cause to be registered the Shares with the US Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "33 Act").

NOW, THEREFORE, the parties hereby agree as follows:

1.       Definitions. As used in this Agreement, the following terms will have the following definitions unless the context requires otherwise. Additional definitions may be found in the preamble, introduction and throughout this Agreement.

"Commission" means the Securities and Exchange Commission, or any other federal agency at the time administering the 33 Act.

"Exchange" as defined in section 3(a) of the Securities Exchange Act of 1934, 15 U.S.C. sections 78a, et seq.

"Registration Expenses" means the expenses described in Section 4 of this Agreement.

"Registration Statement" means any filing by the Company with the Commission, on forms prescribed by the 33 Act, to register its securities for public sale thereof.

"33 Act" means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission promulgated under that legislation, all as the same shall be in effect at the time.

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2.       Incidental Registration. For the period of one (1) year following the acquisition of the Shares acquired by the Holder in the Offering, if the Company proposes to register any of its securities under the 33 Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements not available for registering the Shares for sale to the public), each such time it will give written notice to Holder of its intent, which notice shall include a list of the jurisdictions in which the Company intends to qualify the Shares under the applicable state securities laws. Upon the written request of Holder, given within 10 days after receipt of notice from the Company, to register any of his Shares (which request shall state the intended method of disposition), the Company will cause the Shares as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company to the extent requisite to permit the sale or other disposition by the Holder (in accordance with its written request) of the Shares so registered. Holder shall be entitled to one exercise of the piggyback registration rights provided in this Section 2. In the event that any registration pursuant to this Section 2 shall be, in whole or in part, an underwritten public offering of Common Stock, any request by Holder pursuant to this Section 2 to register its Shares shall specify that either: (i) the Shares is to be included in the underwriting on the same terms and conditions as the shares of Common Stock otherwise being sold through underwriters under such registration; or (ii) the Shares is to be sold in the open market without any underwriting. The number of shares to be included in the underwriting may be reduced if and to the extent that the managing underwriter shall be of the opinion that inclusion would adversely affect the marketing of the securities to be sold by the Company. Notwithstanding anything to the contrary contained in this Section 2, in the event that there is a firm commitment underwritten offering of securities of the Company pursuant to a registration covering shares of the Company's common stock and the Holder does not elect to sell his securities to the underwriters of the Company's securities in connection with such offering, the Holder shall refrain from selling any of his withheld Shares so registered pursuant to this Section 2 during the period of distribution of the Company's securities by the underwriters and the period in which the underwriting syndicate participates in the after market; provided, however, that Holder shall, in any event, be entitled to sell his Shares in connection with the registration commencing on the 90th day after the effective date of the registration statement.

3.       Registration Procedures. If the Company undertakes to affect the registration of its securities under the 33 Act, the Company will, as expeditiously as possible:

(i)        prepare and file with the Commission a registration statement (which, in the case of an underwritten public offering pursuant to Section 2 hereof, shall be on a form of general applicability satisfactory to the managing underwriter) with respect to the securities and use its best efforts to cause the registration statement to become and remain effective for the period of the contemplated distribution;

(ii)      prepare and file with the Commission amendments and supplements to the registration statement and the related prospectus as necessary to keep the registration statement effective for the period of distribution and as may be necessary to comply with the provisions of the 33 Act with respect to the disposition of all securities covered by that registration statement in accordance with the intended method of disposition provided in the registration statement;

(iii)      furnish to the Holder and to each underwriter a number of copies of the registration statement and the included prospectus (including each preliminary prospectus) reasonably requested in order to facilitate the public sale or other disposition of the Shares covered by the registration statement.

(iv)      register or qualify the Shares covered by the registration statement under the securities or blue sky laws of those jurisdictions as the Holder or, in the case of an underwritten public offering, the managing underwriter, shall reasonably request;

(v)       immediately notify the Holder and underwriter under the registration statement at any time when a prospectus relating thereto is required to be delivered under the 33 Act, of the happening of any event as a result of which the prospectus contained in the registration statement, as then in effect, includes an untrue statement of material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

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(vi)      if the offering is underwritten, to use its best efforts to furnish, at the request of the Holder, on the date that Shares is delivered to the underwriters for sale pursuant to such registration; (1) an opinion of that date of counsel representing the Company for purposes of the registration, addressed to the underwriters and Holder, stating that the registration statement has become effective under the 33 Act and that (A) to the best knowledge of counsel, no stop order suspending the effectiveness of the registration statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 33 Act, (B) the registration statement, the related prospectus, and each amendment or supplement, comply as to form in all material respects with the requirements of the 33 Act and the applicable rules and regulations of the Commission (except that counsel need express no opinion as to financial statements), and (C) to such other effects as may reasonably be requested by counsel for the underwriters or seller; and (2) a letter of that date from the independent public accountants retained by the Company, addressed to the underwriters and to the seller, stating that they are independent public accountants within the meaning of the 33 Act and that, in the opinion of the accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement, comply as to form in all material respects with the applicable accounting requirements of the 33 Act, and the letter shall additionally cover such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to the registration for which the letter is being given as the underwriters or seller may reasonably request; and

(vii)     make available for inspection by Holder, any underwriter participating in any distribution pursuant to the registration statement, and any attorney, accountant, or other agent retained by any Holder or the underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, and employees to supply all information reasonably requested by any the seller, underwriter, attorney, accountant or agent in connection with the registration statement.

For purposes of paragraphs (i) and (ii) above and of Section 2, the period of distribution of the Shares in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it and the period of distribution of the Company's securities in any other registration shall be deemed to extend until the earlier of the sale of all covered Restricted Stock covered or nine months after the effective date.

In connection with each registration, Holder will furnish to the Company in writing information with respect to himself and the proposed distribution by him as shall be reasonably necessary in order to assure compliance with federal and applicable state securities laws.

In connection with each registration covering an underwritten public offering, the Company agrees to enter into a written agreement with the managing underwriter in that form and containing those provisions as are customary in the securities business for such an arrangement between major underwriters and companies of the Company's size and investment stature, provided that the agreement shall not contain any provision applicable to the Company which is inconsistent with the provisions of this Agreement and, further, provided that the time and place of the closing under the agreement shall be as mutually agreed upon between the Company and the managing underwriter.

4.       Expenses. All expenses incurred by the Company in complying with this Agreement, including, without limitation, all registration, qualification, and filing fees, blue sky fees and expenses, printing expense, fees and disbursements of counsel and independent public accounts for the Company, fees of the National Association of Securities Dealers, Inc., transfer taxes, escrow fees, fees of transfer agents and registrars and costs of insurance, but excluding any Selling Expenses are "Registration Expenses". All underwriting discounts and selling commissions applicable to the sale of Shares are "Selling Expenses".

The Company will pay all Registration Expenses in connection with each registration statement filed pursuant hereto. All Selling Expense relating to the Shares sold in connection with any registration statement filed pursuant hereto shall be borne by the Holder (except to the extent the Company or any other party which holds similar registration rights shall be a seller).

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5.       Indemnification. Insofar as any indemnification is not held to be against public policy, in the event of a registration of any of the Shares under the 33 Act pursuant hereto, the Company will indemnify and hold harmless each underwriter of Shares and Holder against any losses, claims damages, or liabilities, joint or several, to which Holder or underwriter may become subject under the 33 Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which the Shares was registered under the 33 Act pursuant hereto, any preliminary prospectus or final prospectus contained in that the registration statement, or any amendment or supplement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated in the registration statement or necessary to make the statements in the registration statement not misleading, or any violation by the Company of any rule or regulation promulgated under the 33 Act applicable to the Company and relating to action or inaction by the Company in connection with any registration, and will reimburse Holder thereof for any legal or other expenses reasonably incurred by him in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage, or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omissions made in conformity with information furnished by the Holder in writing specifically for use in the registration statement or prospectus.

In the event of a registration of any of the Shares under the 33 Act pursuant hereto, Holder will indemnify and hold harmless the Company and its Affiliates, and each underwriter and each Affiliate of any underwriter, against all losses, claims, damages, or liabilities, joint or several, to which the Company or underwriter or Affiliate may become subject under the 33 Act or otherwise, insofar as those losses, claims, damages or liabilities arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which the Shares was registered under the 33 Act pursuant hereto, any preliminary prospectus or final prospectus contained in the registration statement, or any amendment or supplement of the registration statement, or arise out of or are based upon the omission or alleged omission to state in the registration statement a material fact required to be stated or necessary to make the statements in the registration statement not misleading, and will reimburse the Company, each underwriter, and/or Affiliate thereof for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Holder will be liable hereunder in any case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to the Holder, as such, furnished in writing to the Company by the Holder specifically for use in that registration statement or prospectus; and provided further, however, that the liability of Holder hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the Shares sold by Holder under the registration statement bears to the total public offering price of all securities sold under the registration statement, but not to exceed the proceeds received by Holder from the sale of its Shares covered by that registration statement.

Promptly after receipt by an indemnified party of notice of the commencement of any action, the indemnified party shall, if a claim is to be made against the indemnifying party, so notify the indemnifying party in writing, but the omission to notify the indemnifying party shall not relieve the indemnifying party from any liability which the indemnifying party may have to any indemnified party other than under this Section 5. In case any action shall be brought against any indemnified party and the indemnified party shall notify the indemnifying party of the commencement, the indemnifying party shall be entitled to participate in and, to the extent the indemnifying party shall wish, to assume and undertake the defense with counsel satisfactory to the indemnified party, and, after notice from the indemnifying party to the indemnified party of its election so to assume and undertake the defense, the indemnifying party shall not be liable to the indemnified party under this Section 5 for any legal expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so elected; provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to the indemnified party which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of separate counsel and other expenses related to participation to be reimbursed by the indemnifying party as incurred.

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6.       Changes in Common Stock. If, and as often as, there are any changes in the Common Stock by way of stock split, stock dividend, combination, or reclassification, or through merger, consolidation, reorganization, or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof, as may be required, so that the rights and privileges granted hereby shall continue with respect to the Shares as so changed.

7.       Representations and Warranties of the Company. The Company represents and warrants to the Holder as follows:

7.1       Authorization, Default. The execution, delivery and performance of this Agreement by the Company have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Articles of Incorporation or Bylaws of the Company, or any provision of any indenture, agreement, or other instrument to which it or any of its properties or assets is bound, or conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement, or other instrument, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties.

7.2       Enforceability. This Agreement has been duly executed and delivered by the Company and constitutes legal, valid and binding obligations of the Company, enforceable in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally or the availability of equitable remedies, or except as to the enforceability of indemnification under the 33 Act.

8.       Change in Commission Forms or Procedures. In the event that the Commission shall adopt new forms or procedures which authorize or permit other means of secondary distribution which may require action by the Company other than registration under the 33 Act, the parties agree that the foregoing provisions shall apply, as nearly as may be, to such new forms or procedures so long as the economic or other burden of compliance therewith to the Company or the Holder it not materially greater than the burden contemplated by the foregoing provisions.

9.       Notice. Any notice provided or permitted to be given under this Agreement must be in writing, but may be served by deposit in the mail, addressed to the party to be notified, postage prepaid, and registered or certified, with a return receipt requested. Notice given by registered mail shall be deemed delivered and effective on the date of delivery shown on the return receipt. Notice may be served in any other manner, including telex, telecopy, telegram, etc., but shall be deemed delivered and effective as of the time of actual delivery. For purposes of notice, the addresses of the parties shall be as indicated hereinabove, or such other address as the parties hereto may so advise, in writing, in the future.

10.     Entire Agreement. This Agreement, which incorporates all prior understanding relating to its subject matter, contains the entire agreement of the parties with respect to its subject matter and shall not be modified except by written instrument executed by each party.

11.     Waiver. The failure of a party to insist upon strict performance of any provision of this Agreement shall not constitute a waiver of, or estoppel against asserting, the right to require performance in the future. A waiver or estoppel in any one instance shall not constitute a waiver or estoppel with respect to a later breach.

12.     Severability. If any of the terms and conditions of this Agreement are held by any court of competent jurisdiction to contravene, or to be invalid under, the laws of any political body having jurisdiction over this subject matter, that contravention or invalidity shall not invalidate the entire Agreement. Instead, this Agreement shall be construed as if it did not contain the particular provision or provisions held to be invalid, the rights and obligations of the parties shall be construed and enforced accordingly, and this Agreement shall remain in full force and effect.

13.     Governing Law. This Agreement shall be governed by and construed in accordance with the internal law, and no the law of conflicts, of the State of Washington.

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14.     Construction. The headings in this Agreement are inserted for convenience and identification only and are not intended to describe, interpret, define, or limit the scope, extent, or intent of this Agreement or any other provision hereof. Whenever the context requires, the gender of all words used in this Agreement shall include the masculine, feminine, and neuter, and the number of all words shall include the singular and the plural.

15.     Counterparts Facsimile Execution. For purposes of this Agreement, a document (or signature page thereto) signed and transmitted by facsimile machine or telecopier is to be treated as an original document. The signature of any party thereon, for purposes hereof, is to be considered as an original signature, and the document transmitted is to be considered to have the same binding effect as an original signature on an original document. At the request of any party, a facsimile or telecopy document is to be re-executed in original form by the parties who executed the facsimile or telecopy document. No party may raise the use of a facsimile machine or telecopier machine as a defense to the enforcement of the Agreement or any amendment or other document executed in compliance with this Section.

16.     Successors and Assigns. Except as otherwise provided, this Agreement shall apply to, and shall be binding upon, the parties hereto, their respective successors and assigns, and all persons claiming by, through, or under any of these persons. The rights of Holder under this Agreement shall be freely assignable.

17.     Cumulative Rights. The rights and remedies provided by this Agreement are cumulative, and the use of any right or remedy by any party shall not preclude or waive its right to use any or all other remedies. These rights and remedies are given in addition to any other rights a party may have by law, statute, in equity or otherwise.

18.     Reliance. All factual recitals, covenants, agreements, representations and warranties made herein shall be deemed to have been relied on by the parties in entering this Agreement.

19.     Drafting Party. This Agreement expresses the mutual intent of the parties to this Agreement. Accordingly, regardless of the party preparing any document, the rule of construction against the drafting party shall have no application to this Agreement.

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IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals on the date set forth hereinabove.

By: /s/ Claudio Ferri
Its: Chief Executive Officer

HOLDER:

/s/ Denis Senecal

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